                           FORM OF MONTHLY STATEMENT
                 Green Tree Floorplan Receivables Master Trust
                                 Series 1995-1

Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995, (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee), as supplemented by the Series 1995-1 Supplement dated as of December 14, 1995 (the "Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-1 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of March 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set fourth in the Pooling and Servicing Agreement and the Supplement.

A) Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount

      (1)  The total amount of the distribution in
      respect of Class A Certificates, per $1,000
      original certificate principal amount                       5.13

      (2)  The amount of the distribution set forth
      in paragraph 1 above in respect of interest
      on the Class A Certificates, per $1,000
      original certificate principal amount                       5.13

      (3)  The amount of the distribution set forth in
      paragraph 1 above in respect of principal of the
      Class A Certificates,per $1,000 original certificate
      principal amount                                            0.00


B)    Class A Investor Charge Offs and Reimbursement of
      Charge Offs

      (1)  The amount of Class A Investor Charge Offs             0.00

      (2)  The amount of Class A Investor Charge Offs
      set forth in paragraph 1 above, per $1,000 original
      certificate principal amount                                0.00

      (3)  The total amount reimbursed in respect of
      Class A Investor Charge Offs                                0.00

      (4)  The amount set forth in paragraph 3 above, per
      $1,000 original certificate principal amount                0.00

    (5)  The amount, if any, by which the outstanding
    principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect
    to all transactions on such Distribution Date                   0.00


C) Information regarding distribution in respect of the Class B Certificates, per $1,000 original certificate principal amount

    (1)  The total amount of the distribution in respect of
    Class B Certificates, per $1,000 original certificate
    principal amount                                                5.28

    (2)  The amount of the distribution set forth in
    paragraph 1 above in respect of interest on the
    Class B Certificates, per $1,000 original certificate
    principal amount                                                5.28

    (3)  The amount of the distribution set forth in
    paragraph 1 above in respect of principal of the
    Class B Certificates, per $1,000 original certificate
    principal amount                                                0.00


D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount

    (1)  The amount of reductions in Class B Invested Amount
    pursuant to clauses (c), (d), and (e) of the
    definition of Class B Invested Amount                           0.00

    (2)  The amount of reductions in the Class B Invested
    Amount set forth in paragraph 1 above, per $1,000
    original certificate principal amount                           0.00

    (3)  The total amount reimbursed in respect of such
    reductions in the Class B Invested Amount                       0.00

    (4)  The amount set forth in paragraph 3 above, per
    $1,000 original certificate principal amount                    0.00

    (5)  The amount, if any, by which the outstanding
    principal balance of the Class B Certificates exceeds
    the Class B Invested Amount after giving effect to
    all transactions on such Distribution Date                      0.00


GREEN TREE FINANCIAL CORPORATION, AS SERVICER


BY:/S/PHYLLIS A KNIGHT
   -------------------------------
NAME:   PHYLLIS A KNIGHT
TITLE:  VICE PRESIDENT AND TREASURER

RECEIVABLES--

Beginning of the Month Principal Receivables:          560,831,211.86
Removed Principal Receivables:                                   0.00
Additional Principal Receivables:                                0.00
End of the Month Principal Receivables:                585,837,408.51
End of the Month Total Receivables:                    585,837,408.51

Excess Funding Account Balance                                   0.00
Aggregate Invested Amount (all Master Trust Series)    460,000,000.00

End of the Month Transferor Amount                     110,579,224.27

DELINQUENCIES AND LOSSES--
                                                 RECEIVABLES
End of the Month Delinquencies:
 30-60 Days Delinquent                                   4,258,760.55
 61-90 Days Delinquent                                     746,129.43
 90+ Days Delinquent                                     3,584,032.59

 Total 30+ Days Delinquent                               8,588,922.57

Defaulted Accounts During the Month                              0.00

INVESTED AMOUNTS--

Class A Initial Invested Amount        409,400,000.00
Class B Initial Invested Amount         18,400,000.00
Class C Initial Invested Amount          6,900,000.00
Class D Initial Invested Amount         25,300,000.00
INITIAL INVESTED AMOUNT                                460,000,000.00

Class A Invested Amount                409,400,000.00
Class B Invested Amount                 18,400,000.00
Class C Invested Amount                  6,900,000.00
Class D Invested Amount                 25,300,000.00
INVESTED AMOUNT                                        460,000,000.00

Class A Adjusted Invested Amount       409,400,000.00
Class B Adjusted Invested Amount        18,400,000.00
Class C Invested Amount                  6,900,000.00
Class D Invested Amount                 40,558,184.24
ADJUSTED INVESTED AMOUNT                               475,258,184.24

MONTHLY SERVICING FEE                                      792,096.97

INVESTOR DEFAULT AMOUNT                                          0.00

SERIES 1995-1 INFORMATION

SERIES 1995-1 ALLOCATION PERCENTAGE                           100.00%
SERIES 1995-1 ALLOCABLE FINANCE CHARGE                   4,740,454.07
SERIES 1995-1 UNREIMBURSED CHARGE-OFFS                           0.00
SERIES 1995-1 ALLOCABLE DEFAULTED AMOUNT                         0.00
SERIES 1995-1 MONTHLY FEES                                 792,096.97
SERIES 1995-1 ALLOCABLE PRINCIPAL COLLECTIONS          145,172,180.08

SERIES 1995-1 REQUIRED TRANSFEROR AMOUNT                19,010,327.37
FLOATING ALLOCATION PERCENTAGE                                 84.74%

INVESTOR FINANCE CHARGE COLLECTIONS                               3,925,799.44
INVESTOR DEFAULT AMOUNT                                                   0.00
PRINCIPAL ALLOCATION PERCENTAGE                                         84.74%
AVAILABLE PRINCIPAL COLLECTIONS                                 120,157,049.59

CLASS A FLOATING ALLOCATION                                             73.00%
CLASS A REQUIRED AMOUNT                                                   0.00

CLASS B FLOATING ALLOCATION                                              3.28%
CLASS B REQUIRED AMOUNT                                                   0.00

CLASS C FLOATING ALLOCATION                                              1.23%
CLASS D FLOATING ALLOCATION                                              7.23%

TOTAL EXCESS SPREAD                                               1,718,150.48

YIELD AND BASE RATE--

Base Rate (Current Month)                            7.21%
Base Rate (Prior Month)                              7.09%
Base Rate (Two Months Ago)                           7.39%
THREE MONTH AVERAGE BASE RATE                                            7.23%

Series Adjusted Portfolio Yield (Current Month)      9.91%
Series Adjusted Portfolio Yield (Prior Month)       10.15%
Series Adjusted Portfolio Yield (Two Months ago)    11.73%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO
 YIELD                                                                  10.60%

PRINCIPAL COLLECTIONS--

CLASS A PRINCIPAL PERCENTAGE                                            73.00%
 Class A Principal Collections              103,506,468.14

CLASS B PRINCIPAL PERCENTAGE                                             3.28%
 Class B Principal Collections                4,651,976.10

CLASS C PRINCIPAL PERCENTAGE                                             1.23%
 Class C Principal Collections                1,744,491.04

CLASS D PRINCIPAL PERCENTAGE                                             7.23%
 Class D Principal Collections               10,254,114.33

AVAILABLE PRINCIPAL COLLECTIONS             120,157,049.59

REALLOCATED PRINCIPAL COLLECTIONS                                         0.00

SERIES 1995-1 PRINCIPAL SHORTFALL                                         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER PRINCIPAL SHARING SERIES                                       0.00

ACCUMULATION--

Controlled Accumulation Amount                        0.00
Deficit Controlled Accumulation Amount                0.00
CONTROLLED DEPOSIT AMOUNT                                                 0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                         0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR
OTHER PRINCIPAL SHARING SERIES                       120,157,049.59

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                   0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                  0.00
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                  0.00
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                  0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                        0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                    .00
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                    .00
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                    .00

GREEN TREE FINANCIAL CORPORATION, AS SERVICER


BY:/S/PHYLLIS A KNIGHT
   -------------------------------
NAME:   PHYLLIS A KNIGHT
TITLE:  VICE PRESIDENT AND TREASURER